Exhibit 99.1

WAIVER

to

CREDIT AGREEMENT

This WAIVER TO CREDIT AGREEMENT (this “Waiver”) is effective as of November 12, 2004, by and among SOURCECORP, INCORPORATED, formerly known as F.Y.I. Incorporated, a Delaware corporation (“Borrower”), Bank of America, N.A., as a Lender and as Administrative Agent for Lenders (in such capacity, “Administrative Agent”) and the other Agents and Lenders party hereto.

A. Borrower, Administrative Agent and Lenders entered into that certain Credit Agreement dated as of April 3, 2001, as amended by the First Amendment to Credit Agreement dated as of June 27, 2001, as further amended by the Second Amendment to Credit Agreement dated as of September 27, 2002, as further amended by the Third Amendment to Credit Agreement dated as of March 26, 2003, and as further amended by the Fourth Amendment to Credit Agreement dated as of July 30, 2004 (such Credit Agreement, as so amended, the “Credit Agreement”).

B. Borrower has advised Administrative Agent and Lenders that, based on the results of an ongoing investigation of historical revenue recognition practices, (a) the financial statements of Borrower, and the related compliance certificate, for the fiscal quarter ended September 30, 2004 will not be delivered to Administrative Agent on or before November 15, 2004, as required by Sections 8.1(b) and 8.1(c) of the Credit Agreement, (b) the previously reported financial statements of Borrower for the fiscal quarter and year ended December 31, 2003 and the fiscal quarters ended March 31, 2004 and June 30, 2004 (and possibly for one or more fiscal quarters ended prior to December 31, 2003) should no longer be relied upon and may be restated, (c) until the investigation is complete, the impact on previously reported financial statements of Borrower cannot be finally determined and further adjustments to previously reported financial statements of Borrower may be required, (d) Borrower may not have been in compliance with Section 10.3 of the Credit Agreement for fiscal quarters ended on or prior to September 30, 2004 and may not be in compliance with Section 10.3 of the Credit Agreement for the fiscal quarter ending December 31, 2004, (e) at least three putative shareholder class action lawsuits have been filed against Borrower and some of its officers and directors as a result of Borrower’s announcement that certain previously reported financial statements should not be relied upon and that its forecasts were being updated, (f) a Material Adverse Effect may have occurred and be continuing on the date hereof as a result of the events described in clauses (a), (b), (c), (d) and (e) preceding, and (g) a Default or Event of Default may have occurred and be continuing on the date hereof as a result of the events described in clauses (a), (b), (c), (d) and (e) preceding.

C. Borrower has requested that Lenders waive the matters set forth in the immediately preceding paragraph (the “Subject Matters”), that Lenders agree that the Subject Matters do not (and, in the case of the Subject Matter described in clause (d) of the immediately preceding paragraph, shall not) constitute a Material Adverse Effect, a Default or an Event of Default, and that the Subject Matters be excluded from the representations and warranties that are required to be true and correct on and as of the date of the making of any Loan or the issuance of any Letter of Credit as conditions precedent thereto (the waiver, agreement and exclusion requested by Borrower being herein called the “Subject Waiver”), subject to and upon the terms and conditions provided herein.

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NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other valuable consideration, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

Section 2. Waiver. Effective as of the date hereof, but subject to satisfaction of the conditions precedent set forth in Section 3 hereof, Lenders hereby grant the Subject Waiver; provided that:

(a) The Subject Waiver shall expire and be of no further force or effect on the earlier of March 15, 2005 and the date that any Event of Default not specifically waived hereby occurs, unless otherwise agreed by Borrower and the Required Lenders; provided that if on March 15, 2005, (i) Borrower shall have then or theretofore delivered its financial statements for the fiscal quarter ended September 30, 2004 and its financial statements for any previous fiscal period that are restated, together with the related compliance certificates for the fiscal periods covered by such financial statements and restated financial statements, and (ii) no Default or Event of Default has occurred and is continuing (other than Defaults or Events of Default that are specifically covered by the Subject Waiver), the Subject Waiver shall become permanent except that Sections 2(b), (c), (d) and (e) of this Waiver shall expire and be of no further force or effect;

(b) During the period that the Subject Waiver is in effect, the Applicable Margin for Eurodollar Loans, Prime Rate Loans and Commitment Fees shall be 1.750%, 0.250% and 0.350%, respectively;

(c) During the period that the Subject Waiver is in effect, and notwithstanding Section 2.10(a) of the Credit Agreement, the proceeds of any Loans (including any Swingline Advances) made on or after the date hereof shall be used for working capital and general corporate purposes in the ordinary course of business, but shall not be used partially or wholly for any Permitted Acquisition or any Permitted Share Repurchase, nor shall any Permitted Acquisition or Permitted Share Repurchase be made by Borrower or any of its Subsidiaries without the prior written consent of Administrative Agent;

(d) During the period that the Subject Waiver is in effect, and notwithstanding Section 2.1(a) of the Credit Agreement the outstanding principal amount of the Loans (including any Swingline Advances) shall not exceed $112,000,000;

(e) As soon as such financial statements (or drafts thereof; provided that such drafts shall be for information only and Borrower shall not be required to make or be deemed to make any representation or warranty with respect to any such draft) become available, but in any event on or before March 15, 2005, Borrower shall deliver to Administrative Agent the financial statements of Borrower for the fiscal quarter ended September 30, 2004 and the financial statements of the Borrower for any previous fiscal period that are restated, together with the related compliance certificates for the fiscal periods covered by such financial statements and restated financial statements, and Borrower will promptly deliver to Administrative Agent such other information regarding the matters covered by this Waiver Letter or the Loan Parties and their respective Subsidiaries as Administrative Agent or any Lender through Administrative Agent may from time to time reasonably request.

Section 3. Conditions to Effectiveness. This Waiver shall become effective as of the date hereof when and if Administrative Agent has received the following:

(a) this Waiver, duly executed by Borrower, each guarantor, the Required Lenders and Administrative Agent;

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(b) a certificate of a Responsible Officer certifying the names and true signatures of the officers of Borrower authorized to execute and deliver this Waiver;

(c) such other assurances, certificates, documents, consents and opinions as Administrative Agent may reasonably require; and

(d) a waiver fee for each Lender that has executed and delivered (which may be by facsimile transmission) this Waiver Letter at or before 5:00 p.m. (Dallas time) on November 12, 2004, in the amount of .10% of the Commitment of such Lender as of the date hereof.

Section 4. Representations and Warranties of Borrower. Borrower represents and warrants to Lenders and Administrative Agent as follows:

(a) The execution, delivery and performance by Borrower of this Waiver, have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval not heretofore obtained of any director, stockholder, security holder or creditor of Borrower, (ii) violate or conflict with any provision of Borrower’s Articles of Incorporation or bylaws, (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or leased or hereafter acquired by Borrower, (iv) violate any laws applicable to Borrower or (v) result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other material agreement to which Borrower is a party or by which Borrower or any of its Property is bound or affected.

(b) No authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, any Governmental Authority is or will be required to authorize or permit under applicable law the execution, delivery and performance by Borrower of this Waiver.

(c) This Waiver has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforcement may be limited by the Bankruptcy Code and other debtor relief laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

(d) Except as such representations and warranties may not be true and correct as a result of the Subject Matters, the representations and warranties of Borrower contained in Article 7 of the Credit Agreement are true and correct in all material respects as though made on and as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date (including, without limitation, the Projections, which were as of the original Closing Date and Effective Date, but have now been superceded by actual results), and except to the extent that such representations and warranties are made with reference to the information contained in the Schedules to the Credit Agreement, in which case such representations, warranties and Schedules shall be deemed to be modified or supplemented by (i) information provided in public filings made by Borrower with the Securities and Exchange Commission since July 30, 2004 (the “Fourth Amendment Date”), or (ii) transactions that have occurred since the Fourth Amendment Date that were permitted under the Credit Agreement).

(e) Except as specifically waived hereby, no Default or Event of Default exists as of the date of this Waiver, either before or after giving effect hereto.

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Section 5. Reference to and Effect on Loan Documents.

(a) On and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or any other expression of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or any other expression of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as waived or affected by this Waiver.

(b) Except as specifically waived hereby, all provisions of the Credit Agreement and all Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except as otherwise expressly provided herein with respect to the Subject Matters, the execution, delivery and effectiveness of this Waiver does not and shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents.

(d) Borrower (i) ratifies and confirms all provisions of the Loan Documents applicable to Borrower, except as specifically waived hereby and (ii) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent under the Loan Documents by Borrower are not released, reduced, or otherwise adversely affected by this Waiver and continue to guarantee, assure, and secure full payment and performance of the present and future Obligations to the full extent required by the Loan Documents.

Section 6. Costs and Expenses. Borrower agrees to pay on demand all reasonable costs and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Waiver and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for Administrative Agent with respect thereto and with respect to advising Administrative Agent as to its rights and responsibilities hereunder and thereunder.

Section 7. Execution in Counterparts. This Waiver may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Waiver, when countersigned by the parties hereto, shall be a “Loan Document” as defined and referred to in the Credit Agreement and the other Loan Documents.

Section 8. Governing Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

Section 9. ENTIRETY. THIS WAIVER, THE CREDIT AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

Remainder of Page Intentionally Left Blank. Signature Pages Follow.

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SOURCECORP, INCORPORATED, as Borrower

By:	/s/ Barry L. Edwards
Barry L. Edwards
Executive Vice President and Chief Financial Officer

Signature Page to Waiver

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Suzanne M. Paul
Suzanne M. Paul,
Vice President

Signature Page to Waiver

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Steven A. Mackenzie
Steven A. Mackenzie,
Senior Vice President

Signature Page to Waiver

BANK ONE, N.A., as a Lender

By:	/s/ Michael J. Lister
Name:	Michael J. Lister
Title:	Vice President

Signature Page to Waiver

BNP PARIBAS, as a Lender

By:	/s/ Jeff Tebeaux
Name:	Jeff Tebeaux
Title:	Vice President

/s/ Henry F. Setina
Henry F. Setina
Director

Signature Page to Waiver

HIBERNIA NATIONAL BANK, as a Lender

By:	/s/ Thomas Blake
Name:	Thomas Blake
Title:	Vice President

Signature Page to Waiver

JPMORGAN CHASE BANK, as a Lender

By:	/s/ David L. Howard
Name:	David L. Howard
Title:	Vice President

Signature Page to Waiver

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

Signature Page to Waiver

SUNTRUST BANK, as syndication agent and as a Lender

By:	/s/ Daniel S. Komitor
Name:	Daniel S. Komitor
Title:	Director

Signature Page to Waiver

TEXAS CAPITAL BANK, N.A., as a Lender

By:	/s/ Russell Hartsfield
Name:	Russell Hartsfield
Title:	E.V.P.

Signature Page to Waiver

WACHOVIA BANK, as a Lender

By:	/s/ John G. Taylor
Name:	John G. Taylor
Title:	Vice President

Signature Page to Waiver

WASHINGTON MUTUAL BANK, as a Lender

By:	/s/ Richard J. Ameny, Jr.
Name:	Richard J. Ameny, Jr.
Title:	Vice President

Signature Page to Waiver

WELLS FARGO BANK, N.A., as documentation agent and as a Lender

By:	/s/ Lance Reynolds
Name:	Lance Reynolds
Title:	AVP

Signature Page to Waiver

To induce Administrative Agent and Lenders to enter into this Waiver, the undersigned (a) consent and agree to its execution and delivery and the terms and conditions thereof, (b) consent and agree that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any Liens, charges, guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, all of which are hereby ratified and confirmed, and (c) waive notice of acceptance of this Waiver, which Waiver binds each of the undersigned and their respective successors and permitted assigns and inures to Administrative Agent, Lenders and their respective successors and permitted assigns.

GUARANTORS:

ALS ACQUISITION CORP.
AMERICAN ECONOMICS GROUP, INC.
APS SERVICES ACQUISITION CORP.
ASSOCIATE RECORD TECHNICIAN SERVICES ACQUISITION CORP.
CALIFORNIA MEDICAL RECORD SERVICE ACQUISITION CORP.
COPY RIGHT, INC.
DELIVEREX ACQUISITION CORP.
DOCTEX ACQUISITION CORP.
ECONOMIC RESEARCH SERVICES, INC.
ELS ACQUISITION CORP.
EXIGENT COMPUTER GROUP, INC.
FASTRIEVE, INC.
GLO-X, INC. (f/k/a Global Direct, Inc.)
INFORMATION MANAGEMENT SERVICES, INC.
INPUT MANAGEMENT, INC.
LEXICODE CORPORATION
LIFO MANAGEMENT, INC.
MAIL-X, INC. (f/k/a Mailing & Marketing, Inc.)
MANAGED CARE PROFESSIONALS, INC.
MAVRICC MANAGEMENT SYSTEMS, INC.
MMS ESCROW AND TRANSFER AGENCY, INC.
NEWPORT BEACH DATA ENTRY, LLC
PERMANENT RECORDS MANAGEMENT, INC.
PLM MANAGEMENT, INC.
PMI IMAGING SYSTEMS ACQUISITION CORP.
PREMIER ACQUISITION CORP.
QUALITY COPY ACQUISITION CORP.
RECORDEX ACQUISITION CORP.
RTI LASER PRINT SERVICES ACQUISITION CORP.
SOURCECORP BPS INC.
SOURCECORP BPS MARYLAND LLC
SOURCECORP BPS NORTHERN CALIFORNIA INC.
SOURCECORP BPS SOUTHERN CALIFORNIA INC.
SOURCECORP DMS INC.
SOURCECORP HEALTHSERVE RADIOLOGY, INC.
SOURCECORP HS INC.

Signature Page to Waiver

SOURCECORP LEGAL INC.
SRCP INVESTMENTS HOLDING, INC.
SRCP MANAGEMENT, INC.
STAT HEALTHCARE CONSULTANTS, INC.
SYNERGEN, LLC
THE RUST CONSULTING GROUP, INC.
UNITED INFORMATION SERVICES, INC.
ZIA INFORMATION ANALYSIS GROUP, INC. (f/k/a Peninsula Record Management, Inc.)

By:	/s/ Barry L. Edwards
Barry L. Edwards, Authorized Officer for each of the foregoing Guarantors

SRCP INVESTMENTS, INC.

By:	/s/ Ronald Zazworsky
Name:	Ronald Zazworsky
Title:	President

SOURCECORP MANAGEMENT, L.P.

By:	SRCP Management, Inc., its General Partner

	By:	/s/ Barry L. Edwards
Barry L. Edwards,
Vice President

SOURCECORP BPS TEXAS L.P.

By:	Input Management, Inc., its General Partner

	By:	/s/ Barry L. Edwards
Barry L. Edwards,
Vice President

Signature Page to Waiver

SOURCECORP TBG, L.P. (f/k/a LIFO Systems, L.P.)

By:	LIFO Management, Inc., its General Partner

	By:	/s/ Barry L. Edwards
Barry L. Edwards,
Vice President

PERMANENT RECORDS, L.P.

By:	Permanent Records Management, Inc., its General Partner

	By:	/s/ Barry L. Edwards
Barry L. Edwards,
Vice President

PLM LIMITED PARTNERSHIP

By:	PLM Management, Inc., its General Partner

	By:	/s/ Barry L. Edwards
Barry L. Edwards,
Vice President

Signature Page to Waiver